UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VIRIOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

April 27, 2023

To our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Virios Therapeutics, Inc. (the “Annual Meeting”), to be held virtually at https://agm.issuerdirect.com/viri on Thursday, June 15, 2023 at 11:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location at no cost, provides for cost savings to Virios Therapeutics, Inc. (the “Company”) and our stockholders and reduces the environmental impact of our Annual Meeting.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2023 Annual Meeting of Stockholders (the “Notice”) and 2023 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

This proxy statement and enclosed proxy card are first being mailed on or about April 27, 2023. If you have any questions with respect to voting, please call our Senior Vice President of Finance and Secretary, Angela Walsh, at 1- 866- 620-8655.

Thank you for your continued support of and ownership in our Company. We look forward to your participation at the meeting.

Best regards,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2023

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Virios Therapeutics, Inc. will be held virtually at https://agm.issuerdirect.com/viri on Thursday, June 15, 2023, at 11:00 a.m. Eastern Time, to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of the seven director nominees named in the accompanying Proxy Statement;
2.	Ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.

Approval of an amendment to our Certificate of Incorporation (the “Reverse Stock Split Proposal”) to effect a reverse stock split of the outstanding shares of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion (the “Reverse Stock Split”); and

4.	Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2023 Annual Meeting of Stockholders (the “Notice).

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1); “FOR” the proposal to ratify FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2); and “FOR” the approval of the Reverse Stock Split Proposal (Proposal 3).

The Board of Directors has fixed the close of business on April 25, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Thank you for your ongoing support of and interest in Virios Therapeutics, Inc.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Alpharetta, Georgia

April 27, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about April 27, 2023. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available to beneficial holders of our common stock and record holders of our common stock at https://ir.virios.com/events-presentations/meeting.

i

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, Georgia 30009

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2023

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 15, 2023

Copies of this Proxy Statement, form of proxy card, and Annual Report on Form 10-K (the “Annual Report”) are available at https://ir.virios.com/events-presentations/meeting.

Your vote is important. Please vote in one of these ways:

1)	BY INTERNET: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card;
2)	BY TELEPHONE: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card;
3)	IN WRITING: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
4)	AT THE ANNUAL MEETING: Follow the instructions that will be available at https://agm.issuerdirect.com/viri during the virtual Annual Meeting.

This Proxy Statement and the accompanying proxy card and Annual Report are intended to be sent or given to stockholders of Virios Therapeutics, Inc. (the “Company”, “Virios”, “we”, “us” or “our”) on or about April 27, 2023, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on Thursday, June 15, 2023, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving these materials?
A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. These proxy solicitation materials are being mailed on or about April 27, 2023 to our stockholders of record as of the close of business on April 25, 2023 (the “Record Date”).

Q:	What is included in these materials?
A:	These materials include:
●	this Proxy Statement for the Annual Meeting;
●	a proxy card for the Annual Meeting; and
●	our Annual Report on Form 10-K.
Q:	Who is entitled to vote?
A:

Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days prior to the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Corporate Secretary at 1-866-620-8655 to arrange an inspection. The list will also be available on request during the Annual Meeting.

Q:	How many shares of common stock can vote?
A:

There were 18,330,390 shares of our common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:	What may I vote on?
A:	You may vote on the following matters:
1.	the election of seven directors who have been nominated to serve on our Board;
2.	the ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.

the approval of an amendment to our Certificate of Incorporation (the “Reverse Stock Split Proposal”) to effect a reverse stock split of the outstanding shares of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion (the “Reverse Stock Split”); and

4.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.
Q:	Will any other business be presented for action by stockholders at the Annual Meeting?
A:

Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2 and 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?
A:

Our Board recommends a vote “FOR” each of the director nominees, a vote “FOR” the ratification of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2023 and a vote “FOR” the approval of the Reverse Stock Split Proposal.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the meeting, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the seven director nominees, “FOR” the ratification of FORVIS, LLP as our independent registered public accounting firm, “FOR” the approval of the Reverse Stock Split Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, please follow the instructions that will be available at https://agm.issuerdirect.com/viri during the Annual Meeting.

If you hold your shares of the Company through a broker, bank or other nominee (i.e., you are a “beneficial owner”): your shares are held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not be able to vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	What are the procedures for attending and participating in the Annual Meeting?
A:

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will be conducted online. To participate in the virtual meeting, visit https://agm.issuerdirect.com/viri (“Annual Meeting Website”) and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Online check-in to the Annual Meeting will begin at 10:45 a.m. Eastern Time, and we encourage stockholders to log in early to allow ample time to test their computer audio system.

To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in- person stockholder meeting?
A:

Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and, if appropriate, answered by the speakers.

Q:	What is a proxy?
A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Greg Duncan and Angela Walsh. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 3 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 2; however, they will not have this discretionary authority with respect to non-routine matters, including Proposal 1 and Proposal 3. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote or that requires the affirmative vote of a majority of the shares outstanding will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?
A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.proxyvote.com and log in using your 16-digit control number provided on your proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:

The holders of one-third of the 18,330,390 shares of common stock outstanding and entitled to vote as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?

A: Proposal 1: Election of directors: A plurality of the votes of those present or represented by proxy and entitled to vote with respect to this proposal is required for the election of directors. This means that the seven director nominees with the most votes will be elected as directors of the Company. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum. Broker non- votes will have no effect on Proposal 1.

Proposal 2: Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST.”

Proposal 3: Approval of the Reverse Stock Split Proposal: A majority of the shares of common stock outstanding must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock outstanding. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST.”

Q:	What if additional proposals are presented at the Annual Meeting?
A:

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?
A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?
A:

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 10.4% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the seven director nominees set forth in this Proxy Statement, in favor of the ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2023, and in favor of approving the Reverse Stock Split Proposal.

Q:	Who will count the votes?
A:	A representative of Issuer Direct Corporation, acting as the inspector of election, will tabulate and certify the votes.

Q:	Who can attend the Annual Meeting?
A:	All stockholders as of the Record Date are invited to attend the Annual Meeting.
Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out- of- pocket expenses for forwarding proxy and other materials to our stockholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Where can you find the voting results?
A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.
Q:	Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?
A:

FORVIS, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2022 and audited our financial statements for such fiscal year. FORVIS, LLP has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2023. We expect that one or more representatives of FORVIS, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:	Why are you being asked to ratify the selection of FORVIS, LLP?
A:

Although stockholder approval of our Audit Committee’s selection of FORVIS, LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of FORVIS, LLP, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven members. Upon the adjournment of our 2023 Annual Meeting of Stockholders, our Board will continue to consist of seven members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

	Director				Board Committees
Name	Since	Age	Independent	Position	Audit	Compensation	Nominating
Greg Duncan	2018	58		Chairman of the Board and CEO
Richard Burch	2020	66		Director
Abel De La Rosa, Ph.D.	2020	60	√	Director	√	√
David Keefer	2018	70	√	Director	√	√	√
William L. Pridgen, M.D.	2020	62		Founder and Director
John C. Thomas, Jr.	2020	69	√	Director	√
Richard J. Whitley, M.D.	2020	77	√	Director		√	√

Nominees for Election to the Board of Directors for a Term Expiring at the 2024 Annual Meeting

Greg Duncan

Mr. Duncan has served as a member of our Board since 2018, as CEO since April 2020 and Chairman of the Board since July 2020. Since November 2020, Mr. Duncan has served as a director of CorMedix Inc. (NYSE American: CRMD), a biopharmaceutical company focused on developing and commercializing therapeutic products for the prevention and treatment of infectious and inflammatory diseases. Previously, from January 2014 to March 2020, Mr. Duncan was President and Chief Executive Officer of Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare disease. Prior to Celtaxsys, from 2007 to 2013, Mr. Duncan served as a President at Belgium based UCB, a specialty pharma entity developing and commercializing medicines for immunologic and central nervous system disorders, including serving as an Executive Committee Member for three years. Before joining UCB, from 1989 to 2007, Mr. Duncan was employed at Pfizer, Inc. During his tenure at Pfizer, he held several executive U.S. and international appointments, including President of Pfizer’s $1.5B Latin America Operations and Senior Vice President of US Marketing. His operational teams had accountability for many household named pharmaceutical brands including Lipitor, Zoloft, Viagra, Celebrex, Aricept, Lyrica and Zithromax (ZPack). In addition, Mr. Duncan has served as director for Biotie Therapeutics, the American Psychiatric Foundation, Bio International Organization (BIO), Southeast BIO and the Georgia Bio industry association groups. Mr. Duncan holds a Master’s Degree in Business Administration from Emory University in Atlanta, GA, and a Bachelor’s Degree in Economics from the State University of New York in Albany, NY.

We believe that Mr. Duncan is qualified to serve on our board of directors due to his significant experience in the pharmaceutical industry and the development of candidates.

Richard Burch

Mr. Burch was our President from January 2014 to December 2020. Upon completion of our initial public offering (“IPO”) in December 2020, Mr. Burch resigned as President and joined our Board. Prior to joining the Company, Mr. Burch worked at Pfizer, Inc., from 1979 to 2009, starting as a sales rep and working his way up to Senior Vice President overseeing numerous divisions with more than 6,500 employees. He was accountable for $11.5 billion in revenue and had responsibilities in launching or managing over 20 pharmaceutical products, including blockbuster brands such as Celebrex, Lyrica, Aricept, Zoloft, Rebif, Zithromax and Lipitor. Following his tenure at Pfizer, Mr. Burch was named Vice President and General Manager for UCB, Inc., overseeing all operations for the U.S. CNS Business Unit including P&L management and responsibility for pipeline and in-line portfolio of CNS products. Mr. Burch currently serves on the University of Alabama Business School Board, is a member of the University of Alabama President’s Cabinet, is a Fellow and Past President of the DCH Health System Foundation Board and is on the executive committee for the West Alabama United Way Alexis de Tocqueville Society. Mr. Burch received a Bachelor’s Degree in

Marketing from the University of Alabama and certification from the Finance and Accounting Department of Columbia University’s Graduate School of Business.

We believe that Mr. Burch is qualified to serve on our board of directors due to his significant experience as an executive in the pharmaceutical industry.

Abel De La Rosa, Ph.D.

Dr. De La Rosa has served as a member of our Board since December 2020. Dr. De La Rosa was the Chairman of the Board of Antios Therapeutics. As co-founder and chief executive officer, he led Antios from an early stage idea to a clinical-stage bio pharmaceutical company. Dr. De La Rosa was a member of the board of directors of Celtaxsys, Inc. from 2012- 2020. Also, he was the Chief Scientific Officer of Drug Innovation Ventures at Emory (DRIVE) and the Emory Institute for Drug Development (EIDD) from 2012 to 2018, focused on the discovery and development of antiviral drugs for the treatment of viral diseases of unmet medical need and global concern. Prior to joining Emory University, Dr. De La Rosa was Senior Vice President of Business Development and Scientific Affairs at Pharmasset, from 2002 until its acquisition by Gilead Sciences (Nasdaq: GILD) for $11 billion in 2012, where he was responsible for licensing, strategic transactions, and alliance management of collaborations and partnerships with pharmaceutical companies and universities. Prior to Pharmasset, Dr. De La Rosa held both scientific and business positions at Visible Genetics, Innogenetics, Boston Biomedica, and Digene. He is an inventor and author on several U.S. patents and publications relating to molecular diagnostic methods, techniques and therapeutics for infectious diseases and cancer. Dr. De La Rosa earned a Fogarty Fellowship and an Intramural Research Training Award Fellowship from the National Institutes of Health, where he completed post-doctoral training in the Laboratory of Biochemistry and the Laboratory of Pathology of the National Cancer Institute. He holds a Bachelor’s Degree in Microbiology from the University of California, San Diego, and a Ph.D. in Microbiology from Miami University.

We believe that Dr. De La Rosa is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and his experience as an officer and director in the pharmaceutical industry.

David Keefer

Mr. Keefer has served as a member of our Board since 2018. Mr. Keefer is a 30-year industry veteran with broad-based experience in leading commercial operations. In addition, he is engaged in the nutraceutical area with a healthy energy supplements and drinks company. Mr. Keefer has been a visionary leader in the health care industry with a proven track record of success. He is a seven-time winner of Pharma Voice’s top 100 leaders in healthcare. Mr. Keefer has held executive roles including CEO, Chief Global Development Officer, Chief Commercial Officer, and other commercial focused roles in marketing and communications at Biovail, Pharmacia, Pfizer, Wyeth and Publicis Health. Mr. Keefer has been President of Ethica Group, LLC, which is a healthcare consulting firm, since 2017, and is currently a director at SDHB Coalition, a non-profit organization focused on treatment of rare cancers. From 2006 to 2017, Mr. Keefer had overall responsibility for Global Business Development for Publics Health, the world’s largest global health focused organization offering marketing, communications, and personal message delivery solutions to the life sciences market.

We believe that Mr. Keefer is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry as an executive and a director.

William L. Pridgen, M.D.

Dr. Pridgen has served as a member of our Board since 2020. Dr. Pridgen founded the Company in 2012 and served as Chief Executive Officer from 2012 to April 2020. Dr. Pridgen is a board-certified surgeon practicing with Tuscaloosa Surgical Associates, P.C. in Tuscaloosa, Alabama. Dr. Pridgen obtained his B.S. in Biology from Rhodes College, attending the medical school and completing his surgical residency at the University of Tennessee College of Medicine. Dr. Pridgen is certified in general surgery and is a fellow of the American College of Surgeons. Dr. Pridgen has spent nearly 20 years searching for effective treatments in irritable bowel syndrome, fibromyalgia (“FM”), and myalgic encephalomyelitis/chronic fatigue syndrome, and served as a physician and surgeon in the United States Navy for five years.

We believe that Dr. Pridgen is qualified to serve on our board of directors because he is the founder of this company and due to his significant knowledge and experience in the pharmaceutical industry and in treatments for FM.

John C. Thomas, Jr.

Mr. Thomas has served as a member of our Board since December 2020. Mr. Thomas served as the Chief Financial Officer and Secretary of SmartPharm Therapeutics, Inc, a genetic research and development company from its inception in 2017 until it was acquired in September 2020. In late 2017, Mr. Thomas rejoined DemeRx, Inc., a privately held company developing non-additive treatments for drug addiction, as the Chief Financial Officer after previously being the Chief Financial Officer from 2010 to 2013. From April 2014, Mr. Thomas has served as a director of NantKwest, Inc. (Nasdaq: NK) and is chairperson of the audit committee and a member of the compensation committee until it merged with Immunity Bio (Nasdaq: IBRX) in 2021. From 2001 until 2018, Mr. Thomas served as Chief Financial Officer and Secretary, and from 2001 to 2016 as a director of CorMatrix Cardiovascular, a privately held medical device company. He has also served as Chief Financial Officer, Secretary, and Director of multiple privately held start-up companies during the last thirty years. From 2012 until 2019, Mr. Thomas served as a director of Novelion Therapeutics, Inc. (formerly QLT, Inc.), a public company focused on rare diseases and was the Chairperson of their Audit and Risk Committee and Nominating and Governance Committee. During the past ten years, Mr. Thomas served as acting Chief Financial Officer for DemeRx, Inc., Clear Point, MiMedx Group, Inc., and DARA BioSciences and as a director of MRI Interventions, Inc. Between 1999 and 2012, Mr. Thomas served as a Trustee and subsequently the Chairman of the Finance Committee of The Walker School, a private school. Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce.

We believe that Mr. Thomas is qualified to serve on our board of directors due to his significant financial and accounting knowledge and experience serving on boards of directors of public companies.

Richard J. Whitley, M.D.

Dr. Whitley has served as a member of our Board since December 2020. Dr. Whitley is the Distinguished Professor, Loeb Scholar Chair in Pediatrics, and Professor of Pediatrics, Microbiology, Medicine and Neurosurgery at the University of Alabama at Birmingham. He is the Co-Director, Division of Pediatric Infectious Diseases; Vice-Chair, Department of Pediatrics; Senior Scientist, Department of Gene Therapy; Director for Drug Discovery and Development; Senior Leader, Comprehensive Cancer Center; Associate Director for Clinical Studies, Center for AIDS Research; and Co- Founder and Co-Director, Alabama Drug Discovery Alliance. Dr. Whitley is responsible for the National Institute of Allergy and Infectious Diseases (NIAID) Collaborative Antiviral Study Group and directs a center for drug discovery in the arena of emerging infections. He is a past President of the International Society of Antiviral Research and the Infectious Diseases Society of America, and currently chairs both the NIAID Recombinant DNA Advisory Council and the NIAID HIV Vaccine Data Safety and Management Board. Dr. Whitley was a director of Gilead Sciences, Inc. (Nasdaq: GILD) from 2008 to 2021 and served on Gilead’s Scientific Advisory Board from 2003 to 2008. He is an elected member of the American Society of Clinical Investigation, the Association of American Physicians and an Honorary member of the Irish Academy of Science.

We believe that Dr. Whitely is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and serving on boards of directors of public companies.

Legal Proceedings with Directors or Executive Officers

There are no legal proceedings related to any of our directors or executive officers that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee and Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.virios.com, or by contacting the Company at the attention of the Secretary at our offices at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Our Board believes that our Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board given that he has the primary responsibility for managing our day-to-day operations and therefore has a detailed and in- depth knowledge of the risks, issues, opportunities and challenges facing us and our business. The Board also believes that the Chief Executive Officer serving as Chairman of the Board further promotes information flow between management and the Board and enhances the quality of the Board’s overall decision-making process, including with respect to risk assessment. In the future, we may also introduce a role of lead independent director.

Meetings of the Board and Board Attendance

During 2022, our Board held eight meetings, our Audit Committee held four meetings, our Compensation Committee held three meetings and our Nominating Committee held one meeting. Each director attended at least 75% of the meetings of the Board and meetings of each committee on which he or she served during 2022.

Directors are encouraged, but not required, to attend our annual stockholder meetings.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company or any other members of management of the Company.

Director Independence

Our Board has determined that John Thomas, David Keefer, Abel De La Rosa and Richard Whitley are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that John Thomas, David Keefer and Abel De La Rosa meet the additional test for independence for audit committee members imposed by SEC regulations and the Nasdaq Stock Market Rules and that David Keefer, Abel De La Rosa and Richard Whitley meet the additional test for independence for compensation committee members imposed by the Nasdaq Stock Market Rules. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, our certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

Our Audit Committee consists of Abel De La Rosa, David Keefer and John Thomas, with John Thomas serving as chair. Our Compensation Committee consists of Abel De La Rosa, David Keefer and Richard Whitley, with David Keefer serving as chair. Our Nominating Committee consists of David Keefer and Richard Whitley, with Richard Whitley serving as chair. In compliance with the Nasdaq Stock Market Rules, all of the members of our Audit, Compensation and Nominating Committees are independent.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. In 2022, our Audit Committee held 5 meetings. The functions of our Audit Committee include, among other things:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;
●	discussing our risk management policies;
●	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933 (the “Securities Act”), and has financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that John Thomas qualifies as an audit committee financial expert. For the relevant experience of John Thomas that qualifies him as an audit committee financial expert, please see his biographical information under “Nominees for Election to the Board of Directors for a Term Expiring at the 2024 Annual Meeting.”

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. In 2022, our Compensation Committee held 3 meetings. The functions of our Compensation Committee include, among other things:

●	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
●	overseeing and administering our cash and equity incentive plans;
●	reviewing and making recommendations to our Board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required; and
●	preparing the annual compensation committee report required by SEC rules, to the extent required.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. In 2022, our Nominating Committee held 1 meeting. The functions of our Nominating Committee include, among other things:

●	identifying nominees for election to the board, consistent with the qualifications and criteria approved by the board;
●	determining the composition of the committees of the board;
●	recommending to the board the director nominees for the annual meeting of stockholders;
●	developing, overseeing and making recommendations to the board regarding our corporate governance guidelines and procedures;

●	establishing and monitoring a process of assessing the board’s effectiveness; and
●	overseeing the evaluation of the board.

While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Board Diversity

The Company and its Board values diversity as a core principle. Accordingly, diversity of personal and professional experiences, opinions, perspectives, and backgrounds, including with respect to race, ethnicity, gender, age, cultural backgrounds, geographic origin, sexual identity, and gender orientation, is a continuing goal for our directors. Our Board currently has seven members, one of whom is diverse.

The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by applicable Nasdaq Stock Market Rules. We also recognize the value of other diverse attributes that individuals can bring to our Board, including for example, those who are of an ethnic heritage other than the categories shown below.

Board Diversity Matrix
Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	0	6	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Compensation Committee Interlocks and Insider Participation

During 2022 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.virios.com.

Insider Trading Policy

Our insider trading policy governs trading by our directors, officers, employees and associates (including consultants), which we refer to as “Covered Persons.” The Insider Trading Policy requires pre-clearance of transactions involving Company securities by certain insiders and prohibits Covered Persons from trading (or tipping others to trade) in Company securities on the basis of material, non-public information. Our Insider Trading Policy also prohibits Covered Persons from engaging in certain transactions, including “short” sales, sales “against the box” and buying or selling puts or calls or other derivative instruments based on our securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2021, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a), other than as described below.

Forms 4 reporting the granting of stock options to each of our officers and directors on June 23, 2022 were filed late on June 30, 2022 by each of Richard Burch, Abel De La Rosa, Greg Duncan, R. Michael Gendreau, Ralph Grosswald, David Keefer, William L. Pridgen, John C. Thomas, Angela Walsh, and Richard J. Whitley.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2022 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with FORVIS, LLP, our independent registered public accounting firm for the year ended December 31, 2022. The Audit Committee has also received and reviewed the written disclosures and the letter from FORVIS, LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with FORVIS, LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee:

Abel De La Rosa,

David Keefer,

and
John Thomas, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 25, 2023 (except where otherwise noted) by:

●	each stockholder known by the Company to own beneficially more than 5% of our common stock.
●	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);
●	each of our directors; and
●	all directors and executive officers as a group.

Percentage ownership in the following table is based on 18,330,390 shares of common stock outstanding as of April 25, 2023. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 25, 2023 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address of all listed stockholders is c/o Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Richard Burch	453,306	(1)	2.4%
Abel De La Rosa, Ph.D.	17,125	(2)	*
Greg Duncan	538,382	(3)	2.9%
R. Michael Gendreau, M.D., Ph.D.	46,952	(4)	*
David Keefer	25,933	(5)	*
William L. Pridgen, M.D.	759,069	(6)	4.1%
John C. Thomas, Jr.	14,125	(7)	*
Angela Walsh	77,954	(8)	*
Richard J. Whitley, M.D.	13,825	(9)	*
All Executive Officers and Directors as a Group (10 persons)	2,021,625		10.4%
Beneficial Owners of more than 5% of our common stock:
Brian Corday	1,263,198	(10)	6.9%

*	Denotes beneficial ownership of less than 1%.
(1)	Includes 305,625 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(2)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(3)	Includes 505,921 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(4)	Consists of 46,952 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(5)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(6)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(7)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(8)	Includes 74,954 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(9)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(10)	Solely based on the information included in the most recently available Schedule 13G/A filed with the SEC on March 31, 2023, by Brian Corday, individually. The address for Mr. Corday is listed in the Schedule 13G/A as 415 Cullingworth Drive, Johns Creek, GA 30022.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2022 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2022. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted- average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders(3)	1,631,897	$4.85	430,603
Equity compensation plans not approved by security holders	—	—	—
Total	1,631,897	$4.85	430,603

(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2022.
(2)	Consists entirely of shares of common stock that remain available for future issuance under the Virios Therapeutics Amended and Restated 2020 Equity Incentive Plan as of December 31, 2022.
(3)	Consists of options outstanding as of December 31, 2022 under the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the date of this Proxy Statement:

Name	Age	Position
Greg Duncan	58	Chairman and Chief Executive Officer
R. Michael Gendreau, M.D., Ph.D.	67	Chief Medical Officer
Ralph Grosswald	54	Senior Vice President of Operations
Angela Walsh	57	Senior Vice President of Finance

Greg Duncan — For biographical information of Greg Duncan, see “Board of Directors.”

R. Michael Gendreau, M.D., Ph.D. has been our Chief Medical Officer since January 2021 and prior to that was acting Chief Medical Officer since 2012 through his healthcare biotechnology firm, Gendreau Consulting, LLC. Dr. Gendreau received his B.S. in chemistry from Ohio University and his M.D./Ph.D. in medicine and pharmacology from The Ohio State University College of Medicine. Before starting his own consulting firm, from 1995 to 2011, Dr. Gendreau worked at Cypress Bioscience, Inc. During that time, he held various positions including Vice President of Research and Development and Chief Medical Officer. Before joining Cypress Bioscience, Inc., Dr. Gendreau was Vice President of Research and Development and Chief Medical Officer for MicroProbe Corporation, a developer and manufacturer of DNA/RNA probe-based diagnostic products.

Ralph Grosswald has served as the Senior Vice President of Operations since January 1, 2022 and prior to that Mr. Grosswald was the Vice President of Operations since April 1, 2020. Mr. Grosswald brings 25 years of experience developing innovative drugs and medical devices to our leadership team. Prior to joining Virios, from 2005 to March 2020, Mr. Grosswald was the Vice President of Operations at Celtaxsys, Inc. where he managed operations, nonclinical development and clinical trials of acebilustat for the treatment of cystic fibrosis. Prior to that, Mr. Grosswald started GMP Companies, Inc. where he managed development programs of the first ever Microinvasive Glaucoma Shunt and the LifeSync Wireless ECG from 1999 to 2005. Before joining GMP, from 1997 to 1999, he was the Director of Outcomes Research for the National Healthcare Network, a cardiovascular centers of excellence managed care network partnered with the Duke Clinical Research Institute. Mr. Grosswald began his career as a clinical trial coordinator for both interventional cardiology and cardiothoracic surgery studies at the Emory University School of Medicine from 1990 to 1997. Mr. Grosswald holds a Bachelor of Arts and a Master of Public Health degree from Emory University.

Angela Walsh has served as the Senior Vice President of Finance since January 1, 2021 and prior to that Ms. Walsh was our Vice President of Finance since April 1, 2020. Prior to joining Virios, from 2016 to March 2020, Ms. Walsh was the Vice President of Finance for Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare diseases such as Cystic Fibrosis, where she oversaw and managed the company’s financial and accounting activities. Prior to that, from 2015 to 2016, Ms. Walsh was a partner at Vennskap, LLC and from 2014 to 2015 was the CFO for Green Circle Bio Energy, a startup renewable energy company, where she was part of the executive team that executed a successful acquisition by Enviva Partners, LP. From 2011 to 2014, she was the CFO at Atlanco, Inc., a tactical apparel company, and from 2006 to 2011, she held various positions at Altea Therapeutics, Inc., a biotech transdermal patch and medical device company, the last of which was Vice President of Finance. From 2003 to 2006, she worked for Russell Corporation where she held various positions, including serving as the Controller for Huffy Sports. During her tenure, Ms. Walsh has participated in numerous capital market transactions including mergers and acquisitions, debt offerings and initial public offerings. Ms. Walsh began her accounting career with Arthur Anderson, LLP as an auditor and is a Certified Public Accountant in both Georgia and North Carolina. Ms. Walsh holds a Bachelor of Science in Accounting from Wake Forest University.

EXECUTIVE AND DIRECTOR COMPENSATION

The information in this section summarizes the compensation earned by our executive officers.

Our named executive officers for the year ended December 31, 2022 (“Named Executive Officers”), which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2022 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of December 31, 2022, are:

●	Greg Duncan, our Chairman and Chief Executive Officer;

●	R. Michael Gendreau, MD, PhD, our Chief Medical Officer; and

●	Angela Walsh, our Senior Vice President of Finance

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Greg Duncan	2022	528,900	377,242	—	30,690	936,832
Chairman and Chief Executive Officer	2021	512,500	300,668	256,250	29,920	1,099,338
R. Michael Gendreau, MD, PhD	2022	335,563	145,532	60,720	24,361	566,176
Chief Medical Officer	2021	325,000	228,412	113,750	21,151	688,313
Angela Walsh	2022	242,351	145,532	36,353	2,580	426,816
Senior Vice President of Finance	2021	213,525	150,334	48,043	1,900	413,802

(1)	The amounts in this column represent the grant date fair value of the option awards as calculated using the Black-Scholes option pricing model.
(2)	The amounts in this column represent annual cash incentive awards payable to our Named Executive Officers for each of 2022 and 2021.

Employment Agreements

We have entered into employment agreements with our executive officers, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report on Form 10-K.

Duncan Employment Agreement

We entered into an employment agreement with Mr. Duncan dated effective as of April 5, 2020. Under the employment agreement, we agreed to pay him an annual base salary of $500,000 and an annual cash bonus with a target amount of no less than 50% of the base salary based upon objectives established annually by the Board.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Mr. Duncan for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Mr. Duncan is terminated six months prior to, or two years after, a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Mr. Duncan for Good Reason, then Mr. Duncan shall be entitled to receive a cash payment equal to 1.5 times his then-current annual base salary, plus 1.5 times his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Mr. Duncan received a grant of stock options equal to 5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate 10 years after the closing date of the offering.

Gendreau Employment Agreement

On September 10, 2020, we entered into an employment agreement with Dr. Gendreau setting forth the terms of his employment as our Chief Medical Officer. Pursuant to the agreement, Dr. Gendreau is entitled to an annual base salary of $325,000, which amount is subject to annual review by and at the sole discretion of our board of directors or the compensation committee. Dr. Gendreau is eligible to receive an annual cash bonus equal with a target amount on no less than 35% of his then-current base salary, provided that he achieves performance targets determined by the board of directors or the compensation committee.

The employment agreement commenced on January 1, 2021 (the “Commencement Date”) and continues until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to three (3) months of base salary and a prorated portion of the applicable cash bonus upon termination by Dr. Gendreau for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Dr. Gendreau is terminated six months prior to or two years after a change of control (as defined in the agreement) by the Company for any reason other than Cause or by Dr. Gendreau for Good Reason, then Dr. Gendreau shall be entitled to receive a cash payment equal to his then-current annual base salary, plus his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the Commencement date, Dr. Gendreau received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding as of the date of grant. Thirty-three and 1/3 percent (33.333%) of options shall vest and become exercisable on the first anniversary of the Commencement date provided Dr. Gendreau continues to be employed at such time. Thereafter, the remaining sixty-six and 2/3 percent (66.667%) of the options shall vest and become exercisable in 24 equal monthly installments (at the end of each successive one-month period) following the first anniversary of the Commencement Date, provided Dr. Gendreau continues to be employed on each vesting date. In the case of a change in control event, the options shall be treated as immediately and full vested. The options terminate 10 years after the Commencement Date.

Walsh Employment Agreement

On April 5, 2020, we entered into an employment agreement with Ms. Walsh setting forth the terms of her employment as our Vice President of Finance. Pursuant to the agreement, Ms. Walsh is entitled to an annual base salary of $195,000, which amount is subject to annual review by and at the sole discretion of our board of directors or the compensation committee. Ms. Walsh is eligible to receive an annual cash bonus with a target amount of no less than 20% of her then-current base salary, provided that she achieves performance targets determined by the board of directors or the compensation committee.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Ms. Walsh for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Ms. Walsh is terminated six months prior to or two years after a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Ms. Walsh for Good Reason, then Ms. Walsh shall be entitled to receive a cash payment equal to her then-current annual base salary, plus her cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Ms. Walsh received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate 10 years after the closing date of the offering.

Base Salaries/Compensation

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. Base salaries and base compensation are reviewed annually by the Compensation Committee and adjusted from time to time to realign salaries and compensation with market levels after taking into account individual responsibilities, performance and experience. During 2021, the Compensation Committee engaged Pearl Meyer as compensation consultants to perform a formal benchmarking process and assist in determining appropriate compensation levels for our employees. Pearl Meyer reports directly to the Compensation Committee, provides no other services to the Company, and periodically participates in committee meetings as requested. The Compensation Committee assessed the independence of Pearl Meyer pursuant to the applicable SEC rules and concluded no conflict of interest exists that would prevent Pearl Meyer from serving as an independent advisor to the Compensation Committee. As of December 31, 2022, the annual base salaries or base compensation for each of Mr. Duncan, Dr. Gendreau and Ms. Walsh was $528,900, $335,563 and $242,351, respectively.

Benefits

We offer a comprehensive package of employee welfare benefits that includes group life insurance, health insurance, dental insurance, vision insurance and short-term and long-term disability. Executive officers may participate on the same basis as other full-time employees.

Bonuses

Each executive officer’s employment agreement establishes a cash bonus target as a percentage of their base salary. These bonuses are contingent upon the achievement of pre-established corporate targets and objectives. At the end of each year, these pre-established targets and objectives are reviewed by the Compensation Committee and bonuses are awarded based on the successful achievement of these milestones. For the year ended December 31, 2022, the cash bonus for each of Mr. Duncan, Dr. Gendreau and Ms. Walsh was $0, $60,720 and $36,353, respectively.

Equity Compensation

On June 16, 2022, the stockholders of the Company approved the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock reserved for issuance under the Plan by 1,250,000 shares to 2,062,500 total shares issuable under the Plan. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan.

The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Administration. The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 2,062,500 shares. If grants of stock options or stock awards under the Plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares subject to grant under the Plan to any individual, with the exception of any non-employee director, during any calendar year is limited to 500,000 shares. With respect to any non-employee director, the maximum aggregate number of shares subject to grant under the Plan to any individual during any calendar year is limited to 200,000 shares.

If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

Eligibility for participation. Members of our Board, as well as employees of, and consultants and advisors to, us will be eligible to receive awards under the Plan.

Award agreements. Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.

Stock options. The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.

Stock awards. The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.

Change in control. Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.

As used in the Plan, a “Change of Control” shall mean:

●	any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;
●	any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;
●	any sale or other disposition of all or substantially all of our assets; or
●	a complete liquidation or dissolution of us.

Amendment and termination. Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2022.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date
Greg Duncan	12/21/2020	435,921	—	$10.00	12/21/2030
	6/21/2021	30,000	30,000	6.78	6/21/2031
	6/23/2022	—	90,000	4.23	6/23/2032
	12/12/2022	—	410,000	0.2789	12/12/2032
R. Michael Gendreau, MD, PhD	1/1/2021	26,663	15,071	7.51	1/1/2031
	6/23/2022	—	40,000	4.23	6/23/2032
	12/12/2022	—	80,000	0.2789	12/12/2032
Angela Walsh	12/21/2020	41,621	—	10.00	12/21/2030
	6/21/2021	15,000	15,000	6.78	6/21/2031
	6/23/2022	—	40,000	4.23	6/23/2032
	12/12/2022	—	80,000	0.2789	12/12/2032

(1)	Each stock option award with a Grant Date of 12/21/2020 represented in this column vested immediately upon grant.
(2)	Each stock option award represented in this column has the same vesting schedule, which provides for 1/3rd of the award to vest on the first anniversary of the grant date and the remainder of the award to vest 1/24th each month thereafter.

Compensation of Directors

Directors who are also our employees do not receive compensation for their service on our Board. During 2022, each non-employee director received a cash retainer of $8,750 each quarter. During 2021, each non-employee director received a cash retainer for the first quarter of 2021 of $7,500 and $8,750 for each quarter thereafter. In addition, the Chairperson of the Audit Committee, Compensation Committee and Nominating Committee received additional annual cash compensation of $15,000, $10,000 and $8,000, respectively; and the other members of such committees received additional annual cash compensation of $7,500, $5,000 and $4,000, respectively. On the date of the 2021 Annual Meeting of Stockholders, each existing non-employee director was granted an option to purchase 7,875 shares of our common stock, that vest in 12 monthly installments from the grant date. The exercise price of such options is equal to the closing price of our common stock on the date of the 2021 Annual Meeting of Stockholders. On June 23, 2022, and upon the approval at our 2022 Annual Meeting of Stockholders, each non-employee director was granted an option to purchase 5,250 shares of our common stock that will vest in full on the first anniversary of the grant.

The following table sets forth information concerning compensation for services rendered by our non-employee directors in 2022:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total Compensation ($)
Richard Burch	35,000	16,488	51,488
Abel De La Rosa, Ph.D	47,500	16,488	63,988
David Keefer	56,500	16,488	72.988
William L. Pridgen, M.D.	35,000	16,488	51,488
John C. Thomas, Jr.	50,000	16,488	66,488
Richard J. Whitley, M.D.	48,000	16,488	64,488

(1)	The amounts set forth in this column do not reflect dollar amounts actually received by our directors. Rather, these amounts reflect the aggregate grant date fair value of each stock option granted to such director calculated using the Black-Scholes option-pricing model. The assumptions made in the calculation of these amounts are included in Note 9 of the Notes to Financial Statements included in our Annual Report on Form 10- K
(2)	As of December 31, 2022, Messrs. Burch, Keefer and Thomas and Drs. De La Rosa, Pridgen and Whitley held options to purchase 13,125 shares of our common stock, respectively.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Other than as described below, there have not been any transactions since January 1, 2021 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.

Gendreau Consulting, LLC

The Company uses Gendreau Consulting, LLC, a consulting firm (“Gendreau”), for drug development, clinical trial design, and planning, implementation and execution of contracted activities with CROs. Gendreau’s managing member became the Company’s Chief Medical Officer (“CMO”) effective January 1, 2021. The Company has and will continue to contract the services of the CMO’s spouse through the firm to perform certain activities in connect with the Company’s ongoing clinical development of product candidates. During the years ended December 31, 2022 and 2021, the Company paid Gendreau $356,088 and $326,416, respectively, and had accounts payable of $21,000 and $24,840 to Gendreau as of December 31, 2022 and 2021, respectively.

Policies and Procedures for Related Party Transactions

We have not adopted a formal policy that covers the review and approval of other related person transactions by our Board. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee also has the responsibility to review all related-person transactions and other conflicts of interest.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is seven. The Board has nominated Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D. for election as directors at the Annual Meeting. Upon the adjournment of our 2023 Annual Meeting of Stockholders, the Board will be composed of seven directors, whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D., the seven nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Greg Duncan, Richard Burch, Abel De La Rosa, Ph.D., David Keefer, William Pridgen, M.D., John C. Thomas, Jr. and Richard Whitley, M.D. to the Board as directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dixon Hugues Goodman LLP audited our financial statements as of and for the year ended December 31, 2021.

On June 3, 2022 the Company filed a current report on Form 8-K reporting the change in its certifying accountant to FORVIS, LLP (as successor by merger to Dixon Hughes Goodman LLP).

On June 2, 2022, the Audit Committee of the Company’s Board of Directors approved the engagement of FORVIS, LLP as the Company’s independent registered accounting firm, effective as of June 1, 2022 and FORVIS, LLP audited our financial statements as of and for the year ended December 31, 2022.

Subject to ratification of its decision by the Company’s shareholders, the Company has selected the firm of FORVIS, LLP to serve as its independent registered public accountants for its 2023 fiscal year. A representative of FORVIS, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace FORVIS, LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2022 and December 31, 2021 by FORVIS, LLP and Dixon Hughes Goodman LLP, our independent registered public accounting firm for such periods.

Fee Category:	2022	2021
Audit Fees	$230,422	$159,409
Tax Fees	12,125	12,130
Total Fees	$242,547	$171,539

Audit Fees: Consists of professional services paid to FORVIS, LLP (for 2022) and DHG (for 2021) provided in connection with the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, review of other SEC filings and direct expenses associated with those services.

Tax Fees: Consists of tax compliance and consultation fees in 2022 and 2021.

All of the above services were approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3: APPROVING THE REVERSE STOCK SPLIT PROPOSAL

Description of the Proposed Reverse Stock Split

Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our Certificate of Incorporation, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio in the range of between 1-for-2 to 1-for-25, with such ratio to be determined at the sole discretion of our Board (the “Reverse Stock Split”). The form of proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the Certificate of Incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock, nor change the number of authorized shares of the common stock.

By approving Proposal 3 and the Reverse Stock Split, stockholders will approve the amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including 2 and 25, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the Certificate of Incorporation.

Reasons for the Reverse Stock Split

On November 1, 2022, the Company received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days from the date of notification, or until May 1, 2023, to regain compliance with the Bid Price Requirement. In addition, the Notice provided that Nasdaq retains discretion to grant an additional 180-calendar day grace period to determine that the Company has demonstrated an ability to maintain long-term compliance so long as the Company (i) meets the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for the Nasdaq, with the exception of the Bid Price Requirement, and (ii) provides a written notice to Nasdaq of its intention to cure the deficiency during the second grace period by effecting a reverse stock split (which notice was provided by us to Nasdaq on April 21, 2023).

If at any time prior to the expiration of the second compliance period, the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated to Nasdaq’s satisfaction by the end of the second compliance period, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel.

Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Bid Price Requirement. Our Board also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our Board anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.

If this Proposal 3 is approved by stockholders and our Board decides to implement the Reverse Stock Split, our Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-2 to 1-for-25, inclusive, as determined in the judgment of our Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.

We believe that maintaining listing on the Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Capital Market. Among other factors, trading on the Nasdaq Capital Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Capital Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq Capital Market as compared with the OTC markets.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-25 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:

●	the Company’s compliance with Nasdaq’s continued listing rules;
●	the number of shares of our common stock that would be outstanding following the Reverse Stock Split;
●	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	business developments affecting us; and
●	prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Should the proposed Reverse Stock Split be executed, it may result in future dilution to our stockholders.

A Reverse Stock Split would reduce the number of outstanding shares of our common stock without proportionately reducing the number of authorized shares of common stock under our amended Certificate of Incorporation, which will give the Company a larger number of authorized shares available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our common stock is listed. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split will be entitled to receive a cash payment in lieu of such fractional shares equal to the fair market value of such fractional shares, as determined in good faith by the Board of Directors.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:

●	purchasing a sufficient number of shares of the Company’s common stock; or
●	if you have shares of common stock in more than one account, consolidating your accounts,

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effects on Shares of Common Stock

The following table contains approximate information, based on share information as of April 25, 2023 relating to our outstanding common stock based on the proposed reverse stock split ratios assuming that the proposal is approved and the Reverse Stock Split is implemented.

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding
Pre-Reverse Stock Split	43,000,000	18,330,390	24,669,610
Post-Reverse Stock Split 1:2	43,000,000	9,165,195	33,834,805
Post-Reverse Stock Split 1:10	43,000,000	1,833,039	41,166,961
Post-Reverse Stock Split 1:15	43,000,000	1,222,026	41,777,974
Post-Reverse Stock Split 1:20	43,000,000	916,519	42,083,481
Post-Reverse Stock Split 1:25	43,000,000	733,215	42,266,785

The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. Therefore, the number of authorized but unissued shares of our common stock will effectively increase and will be available for reissuance by the Company. Given the Company’s current financial position and liquidity needs within the next year to advance its pipeline, the Board has determined that maintaining the Company’s current number of authorized shares is warranted and in the best interest of the Company and its stockholders. Failure to successfully receive additional financing will require the Company to delay, scale back or otherwise modify its business and its research and development activities and other operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern, and therefore maintaining the Company’s ability to raise additional financing through an issuance of its authorized shares is important to the Company’s continued operations.

After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.

Effect on Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of 2,000,000 shares of Preferred Stock, par value $0.0001 per share, and 43,000,000 shares of common stock. The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Par Value

The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001.

Reduction In Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Effect on the Company’s Equity Plans

Under the Virios Therapeutics Amended and Restated 2020 Equity Incentive Plan (the “Plan”), the Board shall determine the appropriate adjustment to the awards granted under the Plan in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Plan, as well as the number of shares subject to any outstanding award under the Plan, and the exercise price, grant price or purchase price relating to any such award under the Plan, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Plan. In addition, pursuant to the authority provided under the Plan, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Plan.

For illustrative purposes only, if a 1-for-15 reverse stock split is effected, the 442,853 shares that remain available for issuance under the Amended and Restated 2020 Plan are expected to be adjusted to 29,523 shares. Further, for illustrative purposes only, if a 1-for-15 reverse stock split is effected, an outstanding stock option for 5,000 shares of common stock, exercisable at $3.50 per share, would be adjusted as a result of a 1-for-15 split ratio into an option exercisable for 333 shares of common stock at an exercise price of $52.50 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

Vote Required for Approval of this Proposal

The affirmative vote of the holders of a majority of the outstanding shares of common stock on the record date is required to adopt and approve the amendment to our Certificate of Incorporation to effect the Reverse Stock Split. The holders of common stock have the right to cast one vote per share of common stock on this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of April 25, 2023, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after April 25, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 18,330,390 shares of our common stock outstanding as of April 25, 2023. Shares of our common stock that a person has the right to acquire within 60 days after April 25, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Virios Therapeutics Inc., 44 Milton Avenue, Alpharetta, GA 30009.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Richard Burch	453,306	(11)	2.4%
Abel De La Rosa, Ph.D.	17,125	(12)	*
Greg Duncan	538,382	(13)	2.9%
R. Michael Gendreau, M.D., Ph.D.	46,952	(14)	*
David Keefer	25,933	(15)	*
William L. Pridgen, M.D.	759,069	(16)	4.1%
John C. Thomas, Jr.	14,125	(17)	*
Angela Walsh	77,954	(18)	*
Richard J. Whitley, M.D.	13,825	(19)	*
All Executive Officers and Directors as a Group (10 persons)	2,021,625		10.4%
Beneficial Owners of more than 5% of our common stock:
Brian Corday	1,263,198	(20)	6.9%

*	Denotes beneficial ownership of less than 1%.
(11)	Includes 305,625 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(12)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(13)	Includes 505,921 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(14)	Consists of 46,952 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(15)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(16)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(17)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(18)	Includes 74,954 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(19)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(20)	Solely based on the information included in the most recently available Schedule 13G/A filed with the SEC on March 31, 2023, by Brian Corday, individually. The address for Mr. Corday is listed in the Schedule 13G/A as 415 Cullingworth Drive, Johns Creek, GA 30022.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024

ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2024 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders and must be received by us not later than December 27, 2023. If, however, the date of our 2024 Annual Meeting of Stockholders will be on or before May 15, 2024 or on or after July 16, 2024 then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2024 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2023 Annual Meeting:

●	no later than January 28, 2024 nor any earlier than December 29, 2023; or
●	if the 2024 Annual Meeting will be held be on or before May 15, 2024 or on or after July 16, 2024, then no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2024 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

In addition, the deadline for a stockholder to provide notice to us under SEC Rule 14a-19 of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws is April 16, 2024.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009; telephone: 1-866-620-8655.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

APPENDIX A

FORM OF PROPOSED AMENDMENT to Certificate of incorporation

cERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

THE UNDERSIGNED, being a duly appointed officer of Virios Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”), hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:

FIRST: The name of the Corporation is Virios Therapeutics, Inc.

SECOND: The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 228 and 242 of the DGCL.

THIRD: The Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of Article 4 thereof, and by substituting in lieu thereof, the following new paragraphs:

“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 45,000,000, of which 43,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the DGCL (the “Effective Time”), every [●] shares of the Corporation’s Common Stock (the “Old Common Stock”) issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of Common Stock, $0. 0001 per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”).

The Corporation will not issue fractional shares in connection with the Reverse Stock Split; instead, all shares that are held by a stockholder as of the Effective Time shall be aggregated and each fractional share resulting from the Reverse Stock Split shall be entitled to receive an amount in cash equal to the fair market value of such fractional share as of the Effective Time, as determined in good faith by the Board of Directors. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

FOURTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective at [●] [a.m.][p.m.] Eastern Standard Time on [●], 2023.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has made and signed this Certificate of Amendment this [●] day of [●], 2023 and affirms the statements contained herein as true under penalty of perjury.

VIRIOS THERAPEUTICS, INC.

By:
Name:	[●]
Title:	[●]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V12747-P92814 For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VIRIOS THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw Nominees: 01) Richard Burch 02) Abel De La Rosa, Ph.D. 03) Greg Duncan 04) David Keefer 05) William L. Pridgen, M.D. 06) John C. Thomas, Jr. 07) Richard J. Whitley, M.D. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VIRIOS THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. Electing seven persons to the Board to serve until the 2024 Annual Meeting and until their successors are duly elected and qualified; The Board of Directors recommends you vote FOR the following proposals: 2. Ratifying the selection of FORVIS, LLP as the Company’s independent accounting firm for 2023. 3. Approving an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. ! ! !

V12748-P92814 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at https://ir.virios.com/events-presentations/meeting. VIRIOS THERAPEUTICS, INC. Annual Meeting of Stockholders June 15, 2023 11:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Virios Therapeutics, Inc. hereby appoints Greg Duncan and Angela Walsh, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2023 Annual Meeting of Stockholders of Virios Therapeutics, Inc. to be held virtually via the internet at https://agm.issuerdirect.com/viri on June 15, 2023, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposal 2 and Proposal 3. Continued and to be signed on reverse side.